As filed with the Securities and Exchange Commission on April 21, 2016

1933 Act File No. 333-188521 and 1940 Act File No. 811-22842

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Post-Effective Amendment No. 58

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 60

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

(207) 347-2000

Alison Fuller
Stradley Ronon Stevens & Young, LLP
1250 Connecticut Avenue, N.W., Suite 500
Washington, DC 20036-2652

Copies to:

Zachary Tackett
Atlantic Fund Services
Three Canal Plaza, Suite 600
Portland, Maine 04101

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[X] on May 1, 2016 , pursuant to Rule 485, paragraph (b)(1)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on, pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on, pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Phocas Real Estate Fund

PHOCAS REAL ESTATE FUND

PHREX

PROSPECTUS
May 1, 2016

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section

Investment Objective

The Phocas Real Estate Fund (the "Fund") seeks long-term total investment return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.55%
Total Annual Fund Operating Expenses	2.30%
Fee Waiver and/or Expense Reimbursement (1)	(0.80)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%

(1) Phocas Financial Corporation (the "Advisor") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through April 30, 2017 (the "Expense Cap"). The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then current expense cap, or (ii) the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$642	$1,157	$2,574

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common and preferred stock of equity real estate investment trusts ("REITs") and companies of any size market capitalization which own, manage and invest in underlying real estate assets, such as offices, industrial properties, retail, malls, shopping centers, apartments, lodging, storage and specialty and health care facilities. As such, the Fund invests at least 25% of its net assets (i.e., concentrates) in the real estate industry. The Fund may invest up to 60% of its net assets in securities of non-U.S. issuers ("foreign securities") that trade on U.S. or foreign exchanges, including foreign securities from emerging markets. The Fund seeks to maintain a portfolio with continuous exposure to most of these real estate sectors (offices, industrial properties, retail, malls, shopping centers, apartments, lodging, storage and specialty and health care facilities).

In selecting securities for the Fund's portfolio, the Advisor focuses on asset valuation, management quality, the quality and location of the real estate held and the debt leverage used. The investment models used by the Advisor take into account the following variables that affect REITs: asset values; management quality; prospective growth rates; debt leverage and overall balance sheet quality; the quality of income streams; conflicts of interest; insider stock ownership; and other factors.

The Advisor will consider selling a security given the following circumstances: loss of management focus, management's inability to increase shareholder value, balance sheet deterioration, exorbitant pricing relative to underlying value.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

•Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

•Equity Risk. The Fund's equity holdings, which include common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

•Large Capitalization Company Risk. The Fund's investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

•Management Risk. The Fund's ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.

•Market Risk. The value of the Fund's shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

•Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

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•Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer. Greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer.

•Non-U.S. Investment Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund's investments. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which can negatively affect the value of the Fund's investments.

•Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•Real Estate and Equity REIT Concentration Risk. Because the Fund concentrates its net assets in the real estate sector (by investing in equity REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate sector, including those specific to equity REITs. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. Extended vacancies, a decline in rental income, failure to collect rents, increased competition from other properties and poor management can also affect the value and performance of equity REITs and companies that invest in real estate assets. In addition, the value of an individual REIT's securities can decline if the REIT fails to continue qualifying for special tax treatment. Further, the Fund, and in turn its shareholders, will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund. Shareholders may also invest in REITS directly and, thus, avoid such duplicative fees.

•Small and Micro Capitalization Company Risk. The Fund's investments in small and micro capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund from year to year. The table shows how the Fund's average annual returns for one year, five years and since inception compared with those of a broad measure of market performance. The broad-based indices are the FTSE NAREIT All Equity REITs Index, which measures the performance of all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria, and the S&P 500® Index, which measures the performance of 500 widely held common stocks.

Updated performance information is available by calling (866) PHOCAS1 or (866) 746-2271 (toll free).

Effective as of the close of business on July 31, 2013, the Phocas Real Estate Fund (the "Predecessor Fund"), a series of Advisor Series Trust, reorganized into the Fund. The Predecessor Fund maintained an identical investment objective and strategies to those of the Fund and was managed by the same investment adviser. The Fund's performance for periods prior to August 1, 2013 is that of the Predecessor Fund.

Performance information represents only past performance and does not necessarily indicate future results.

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During the period shown, the highest return for a quarter was 32.24% for the quarter ended September 30, 2009, and the lowest return was -34.59% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2015)

	1 Year	5 Year	Since Inception 09/29/06
Return Before Taxes	1.24%	12.34%	6.52%
Return After Taxes on Distributions	-0.18%	11.86%	6.00%
Return After Taxes on Distributions and Sale of Shares	1.45%	9.73%	5.01%
FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)	2.83%	11.91%	5.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Advisor. Phocas Financial Corporation is the Fund's investment advisor.

Portfolio Managers. William Schaff, CFA and James Murray, CFA are primarily responsible for the day-to-day management of the Phocas Real Estate Fund and have served as portfolio managers of the Fund since the Predecessor Fund's inception in 2006.

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Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (866) PHOCAS1 or (866) 746-2271 (toll free) or writing to the Fund at Phocas Real Estate Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$200
Retirement Accounts	$2,500	$200

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Details Regarding Principal Investment Strategies And Risks

The Fund seeks long-term total investment return through a combination of capital appreciation and current income. The Fund's investment objective is fundamental and may only be changed by the Board of Trustees with shareholder approval.

Additional Information Regarding Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in the common and preferred stock of equity REITs and companies of any size market capitalization which own, manage and invest in underlying real estate assets, such as offices, industrial properties, retail, malls, shopping centers, apartments, lodging, storage and specialty and health care facilities.

An equity REIT invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income and may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value.

The Fund seeks to maintain a portfolio with continuous exposure to most real estate sectors (offices, industrial properties, retail, malls, shopping centers, apartments, lodging, storage, specialty and health care facilities). The Fund's 80% policy of investing in equity REITs and other companies that invest in underlying real estate assets may only be changed with 60 days' prior written notice to shareholders.

The Advisor will consider selling a security given the following circumstances: loss of management focus, management's inability to increase shareholder value, balance sheet deterioration, exorbitant pricing relative to underlying value and excessive position overweighting.

Non-U.S. Securities. The Fund may make significant investments in foreign securities denominated in U.S. dollars. The Fund reserves the right to invest up to 60% of its net assets in foreign securities that trade on U.S. or foreign exchanges, including foreign securities from emerging markets. A foreign security could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Fund's portfolio to the economic fortunes and risks of a foreign country.

Temporary or Cash Investments. Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategies. At the discretion of the Advisor, the Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

Portfolio Turnover

The Fund's annual portfolio turnover rate indicates changes in portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund's investment objective and policies, regardless of the effect on the Fund's portfolio turnover rate.

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Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs. A high turnover rate in any year may result in the Fund paying above-average total transaction costs, and could result in shareholders paying above-average taxes on realized capital gains. Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates.

The Fund cannot accurately predict future annual portfolio turnover rates. Security positions may be replaced as those positions mature. The Fund, however, expects that its actual annual portfolio turnover rate generally will be less than 100%. Portfolio turnover may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by the sale of portfolio securities necessary to meet the cash requirements for redemptions of shares.

Non-Principal Strategies

In addition to the principal strategies, the Fund may also invest in several other types of financial instruments. These non-principal strategies are discussed in more detail in the Fund's Statement of Additional Information ("SAI").

Portfolio Selection Process

The Advisor has developed a disciplined security selection process that focuses on the three ways that investors value REITs and other real estate related investments. The investment process concentrates on the following factors:

•Asset Valuation;

•Management quality;

•Quality and location of the real estate held; and

•Debt leverage used.

The Advisor's approach focuses on equity investing.

The investment models take into account the following variables that affect REIT pricing:

•Asset values;

•Management quality;

•Prospective growth rates;

•Debt leverage and overall balance sheet quality;

•The quality of income streams;

•Conflicts of interest;

•Insider stock ownership; and

•Other factors.

The Advisor seeks a balance of quality and growth at attractive risk-adjusted valuations. Valuation models are designed to keep the Fund from overpaying for securities. The Advisor seeks to have continuous exposure to most real estate sectors and to minimize exposure to the riskiest real estate sectors. The Advisor believes that this approach may sacrifice performance at times, but is consistent with the preservation of capital.

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect the Fund's net asset value ("NAV") per share or total return have previously been summarized under the Fund's "Summary Section." These risks are discussed in more detail below.

The Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Fund.

Emerging Markets Risk. The Fund may invest in foreign investments of issuers in emerging markets. Investments in such emerging markets present greater risks than investing in foreign issuers in general. The risk of political or

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social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk. Equity holdings, including common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Management Risk. The skill of the Advisor will play a significant role in the Fund's ability to achieve its investment objective. The Fund's ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund's ability to achieve its investment objective depends on the Advisor's ability to select stocks, particularly in volatile stock markets. The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Market Risk. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund's shares will go up and down as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Non-Diversification Risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940, as amended (the "1940 Act"). Because of this, greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Non-U.S. Investment Risk. The Fund may invest in foreign securities and in emerging markets. These investments are subject to special risks. The Fund's returns and NAV may be affected by several factors, including those described below.

Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund's investments. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which can negatively affect the value of the Fund's investments. The Fund may be subject to foreign taxes or withholding on distributions that it receives with respect to foreign securities. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

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Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country's economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Preferred stock may also be subject to credit risk.

Real Estate and Equity REIT Concentration Risk. Because the Fund concentrates its net assets in the real estate sector (by investing in equity REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate sector, including those specific to equity REITs. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. Extended vacancies, a decline in rental income, failure to collect rents, increased competition from other properties and poor management can also affect the value and performance of equity REITs and companies that invest in real estate assets. In addition, the value of an individual REIT's securities can decline if the REIT fails to continue qualifying for special tax treatment. Further, the Fund, and in turn its shareholders, will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund. Shareholders may also invest in REITS directly and, thus, avoid such duplicative fees. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Small and Micro Capitalization Company Risk. The Fund's investments in small and micro capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

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Management

The Phocas Real Estate Fund (the "Fund") is a series of Forum Funds II (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust's executive officers may be found in the Fund's SAI.

Investment Advisor

The Fund's investment advisor is Phocas Financial Corporation (the "Advisor"), 980 Atlantic Avenue, Suite 106, Alameda, California 94501. The Advisor has provided investment advisory services to individual and institutional accounts since 2005 and to the Fund since its inception. As of March 31, 2016, the Advisor had over $1.4 billion of assets under management or advisement.

Subject to the general oversight of the Board, the Advisor makes investment decisions for the Fund pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund (the "Advisory Agreement"). The Advisor receives an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through April 30, 2017 ("Expense Cap").

The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the expenses were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The Advisor is not entitled to recoup any fees or expenses waived for the benefit of the Predecessor Fund after it was reorganized into the Fund on July 31, 2013. The actual advisory fee rate paid by the Fund to the Advisor for the fiscal year ended December 31, 2015 was 0.09%.

A discussion summarizing the basis on which the Board approved the Advisory Agreement will be included in the Fund's semi-annual report for the period ended June 30, 2016.

Portfolio Managers

William Schaff and James Murray are the portfolio managers of the Fund and are responsible for the day-to-day management of the Fund.

William Schaff, CFA. Mr. Schaff founded the Advisor in June 2005 and has been a co-portfolio manager of the Fund since its inception in 2006. For the twenty years from 1986 to 2005, Mr. Schaff managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC, and the Undiscovered Managers organization. Mr. Schaff was President and Chief Investment Officer of Bay Isle Financial LLC before it became a fully-owned subsidiary of Janus Capital Management, and was President of Bay Isle Financial LLC and Portfolio Manager at Janus Capital Management. Mr. Schaff was the lead portfolio manager of the Undiscovered Managers REIT Fund from January 1998 through December 31, 2003. Mr. Schaff was the sole manager of the Janus World Funds Plc US REIT Fund from September 2003 through February 2005. Mr. Schaff was also the lead portfolio manager of the Janus Adviser Small Company Value Fund (formerly named Janus Adviser Small Cap Value Fund) from April 2002 to February 2005.

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Mr. Schaff holds a Masters degree in Engineering from the University of California, Davis. He also holds the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco. Formerly, Mr. Schaff served as Trustee and Chairperson of the Investment Committee of Alameda County Employee's Retirement Association from 1998 to 2003.

James Murray, CFA. Mr. Murray was one of three original partners at the Advisor starting in June 2005. Mr. Murray has been a member of the Fund's investment team since its inception in 2006. Prior to this, Mr. Murray was the Senior REIT Analyst for Bay Isle Financial Institutional REIT portfolios and a mutual fund and institutional trader from 1999 to 2005.

Mr. Murray earned a B.A. degree in economics from Kenyon College. He holds the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, has acted as the Trust's distributor in connection with the offering of Fund shares since the Fund's reorganization as a separate series of the Trust. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Advisor or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. The Advisor or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect.

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Your Account

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the day before each of these holidays as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice. Since the Fund may invest in securities that trade on foreign securities

How to Contact the Fund

E-mail the Fund at:

Phocas.ta@atlanticfundservices.com

Write the Fund:

Phocas Real Estate Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Phocas Real Estate Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Fund at:

(866) 746-2271 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (866) PHOCAS1 or (866) 746-2271 (toll free) to obtain the ABA routing number and account number for the Fund.

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markets, which may be open on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

The NAV per share of the class of shares of each Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued using the last quoted sales price, or in the absence of a sale, at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in non-exchange traded investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund's investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program

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sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

The Advisor or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Advisor or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Advisor or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Advisor also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "Phocas Real Estate Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Phocas Real Estate Fund." A $20 charge may be imposed on any returned checks.

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ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$200
Retirement Accounts	$2,500	$200

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisors and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Advisor or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

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When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

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How to Open an Account	How to Add to Your Account

By ACH Payment

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $200 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (866) PHOCAS1 or (866) 746-2271 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities, including ADRs, may make the Fund more susceptible to the risk of market timing activities because of price differentials between ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices

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from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

In addition, the sale of Fund shares is subject to a redemption fee of 1.00% of the amount redeemed within 90 days of purchase. This redemption fee, which may discourage frequent trading by investors, offsets costs the Fund may incur as a result of redemptions related to market timing. See "Selling Shares - Redemption Fee" for additional information.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

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How to Sell Shares from Your Account

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (866) PHOCAS1 or (866) 746-2271 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares in the Fund within 90 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs.

To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

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The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•redemption of shares in a deceased shareholder's account;

•redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

•redemption of shares purchased through a dividend reinvestment program;

•redemption of shares pursuant to a systematic withdrawal plan;

• redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code of 1986, as amended ("IRC") or a plan operating consistent with Section 403(b) of the IRC; and

•redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund's shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary's account by the Fund. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$5,000
Retirement Accounts	$2,500

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of the Fund for distribution services and/or the servicing of shareholder accounts.

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Because the Fund may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Advisor or other financial intermediaries that provide distribution and shareholder services with respect to the Fund.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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Other Information

Distributions and Dividend Reinvestments. The Fund declares dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of the distributing Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any Covered Shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. The Fund intends to qualify each year as a regulated investment company and, as such, generally is not subject to entity level tax on the income and gain it distributes to shareholders. The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

The Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% or 20%, depending on a shareholder's level of taxable income and the shareholder's filing status. A portion of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding real estate investment trusts) and excludes dividends from foreign corporations - subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

At the time you purchase your Fund shares, a Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. A distribution reduces the NAV of Fund shares by the amount of the distribution.

22

The Fund may derive "excess inclusion income" from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain will be taxed to individual and certain other non-corporate shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund is required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

The Fund (or its administrative agent) is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem where the cost basis of the shares is known by the Fund ("Covered Shares"). Cost basis will be calculated using the Fund's default method, which is first-in first-out, unless you instruct the Fund in writing to use a different acceptable method for basis determination (e.g. average basis or specific identification method). The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This tax, if applicable, is reported by you on, and paid with, your federal income tax return and is in addition to any other taxes due on the income described in this paragraph. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in the Fund.

For further information about the tax effects of investing in the Fund, please see the SAI. This discussion is not intended or written to be used as tax advice.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

23

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund.  Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

24

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information for the fiscal years ended December 31, 2013 through 2015, has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report dated December 31, 2015, which is available upon request. The information for the years ended December 31, 2011, through December 31, 2012, was audited by the Fund's previous independent registered public accounting firm and represents the financial information of the Predecessor Fund when it was a series of Advisors Series Trust.

	For the Years Ended December 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Year	$32.44	$24.66	$23.30	$20.13	$18.71
INVESTMENT OPERATIONS
Net investment income	0.57 (a)	0.45 (a)	0.46 (a)	0.13	0.15
Net realized and unrealized gain (loss)	(0.18)	7.35	1.09	3.23	1.32
Total from Investment Operations	0.39	7.80	1.55	3.36	1.47

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.36)	(0.02)	(0.19)	(0.19)	(0.05)
Net realized gain	(1.24)	-	-	-	-
Total Distributions to Shareholders	(1.60)	(0.02)	(0.19)	(0.19)	(0.05)
NET ASSET VALUE, End of Year	$31.23	$32.44	$24.66	$23.30	$20.13
TOTAL RETURN	1.28%	31.65%	6.64%	16.70%	7.89%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$11,052	$10,782	$7,492	$5,092	$4,137
Ratios to Average Net Assets:
Net investment income	1.75%	1.59%	1.83%	0.61%	0.74%
Net expense	1.50%	1.50%	1.50%	1.50%	1.50%
Gross expense (b)	2.30%	2.93%	3.85%	4.19%	4.38%
PORTFOLIO TURNOVER RATE	30%	18%	29%	35%	18%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

25

PHOCAS REAL ESTATE FUND

Annual and Semi-Annual Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports, when they are available, and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Phocas Real Estate Fund
P.O. Box 588
Portland, Maine 04112
(866) 746-2271 (toll free)

Phocas.ta@atlanticfundservices.com

The annual/semi-annual reports and SAI are not available on the Fund's website as the Fund does not maintain a website at this time.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, when they are available, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports, when they are available, and the SAI, is available on the SEC's website at www.sec.gov.

215-PRU-0516

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22842

26

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

Phocas Real Estate Fund

PHREX

Investment Advisor:

Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, California 94501

Account Information and Shareholder Services:

Phocas Real Estate Fund
P.O. Box 588
Portland, Maine 04112
(866) 746-2271 (toll free)
Phocas.ta@atlanticfundservices.com

This Statement of Additional Information (the "SAI") supplements the prospectus dated May 1, 2016, as it may be amended from time to time (the "Prospectus"), offering shares of the Phocas Real Estate Fund (the "Fund"), a separate series of Forum Funds II (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address, telephone number or e-mail address listed above. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended December 31, 2015 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Fund's Annual Report may be obtained, when they are available, without charge and upon request, by contacting Atlantic at the address, telephone number or e-mail address listed above.

E.	Code of Ethics	41
F.	Registration Statement	41
G.	Financial Statements	42
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B - MISCELLANEOUS TABLES		B-1
APPENDIX C - TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D - ADVISOR PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Advisor" means Phocas Financial Corporation, the Fund's investment advisor.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"IRS" means the Internal Revenue Service.

"NAV" means net asset value per share.

"RIC" means a domestic corporation qualified as a "regulated investment company" (as defined in Subchapter M of Chapter 1 of Subtitle A of the Code).

"SEC" means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is an open-ended, non-diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risks. The Fund may engage in any of the following investment practices if such investment or practice is consistent with the Fund's investment objective. Please see the Prospectus for a discussion of the Fund's investment objective, principal investment strategies and principal risks of investing in the Fund.

The following paragraphs provide more detail regarding the Fund's investment policies and the associated risks. Other than investing in equity securities (specifically, common and preferred stocks), equity real estate investment trusts (REITs) and foreign investments, the following strategies and instruments are non-principal strategies of the Fund.

Non-Diversification

The Fund is non-diversified under the 1940 Act, which means that there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Code, the Fund intends to comply, as of the end of each fiscal quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each fiscal quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities) of more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.

Focusing investments in a small number of issuers or industries increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Some of those issuers also may present substantial credit or other risks.

Percentage Limitations

Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund's acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund's investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize returns to its shareholders.

Borrowing

The Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts of up to one-third of the value of the Fund's total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Recent Regulatory Events

Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the

Treasury, the SEC, the Commodity Futures Trading Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken or are considering taking actions in light of the 2008 financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the "Dodd-Frank Wall Street Reform and Consumer Protection Act," which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Recent Economic Events

Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been, at times, slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union ("EMU") member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries' ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund's ability to execute its investment strategies.

Equity Securities

Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts ("ADRs") are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund's portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stocks. The Fund may invest in preferred stocks. A preferred stock blends the characteristics of a bond and common stock. It can offer the fixed dividends of a bond and the equity ownership of a common stock. Unlike common stock, its participation in the issuer's growth may be limited. Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company's business prospects. Preferred stock has priority claim over common stock: (a) in the receipt of dividends, and (b) should the issuer be dissolved, in any residual assets after payment to creditors. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Rights and Warrants

The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Foreign Investments

The Fund may make significant investments in securities of foreign issuers ("foreign securities"). The Fund reserves the right to invest up to 60% of its net assets in foreign securities that trade on U.S. or foreign exchanges, including foreign securities from emerging markets.

American Depositary Receipts. ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund will invest only in securities denominated in U.S. dollars. For this reason, the value of the Fund's assets may not be subject to risks associated with variations in the value of foreign currencies relative to the U.S. dollar to the same extent as might otherwise be the case. Changes in the value of foreign currencies against the U.S. dollar may, however, affect the value of the assets and/or income of foreign companies whose U.S. dollar denominated securities are held by the Fund. Such companies may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes. The interest and dividends payable to the Fund on certain of its foreign portfolio securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to the Fund's shareholders. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

Investment Companies

The Fund may invest in shares of other registered investment companies including exchange-traded funds ("ETFs"), money market funds and other mutual funds, in pursuit of its investment objective, subject to the limitations set forth in the 1940 Act. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. Investments in the securities of other registered investment companies may involve duplication of management fees and certain other expenses. By investing in another investment company, the Fund will become a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits the Fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund's investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund's investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire bank certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. Such laws and regulations, however, do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A 2" or higher by Standard & Poor's Ratings Group ("S&P"), "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Options on Securities

Purchasing Put and Call Options. The Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions, not in excess of 5% of the Fund's net assets. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. The Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, however, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Fund may write uncovered (or "naked") call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. The Fund will comply with guidelines established by the SEC. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management of the Fund's ability to meet redemption requests or other current obligations.

Selling (Writing) Put and Call Options. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund may try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. The Fund must be prepared to deliver the underlying instrument in return for the strike price, however, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

Stock Index Options. The Fund may also purchase put and call options with respect to the S&P 500® Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index, which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Taxation."

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Staff of the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Short Sales

The Fund may engage in short selling.

In a short sale, the Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker cash or securities in excess of the current market value of the securities sold short as security for its obligation to cover its short position. The Fund is also required to segregate or earmark liquid assets on its books to cover its obligation to return the security.

Short sales by the Fund create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Equity-Linked Derivatives

The Fund may invest in equity-linked derivatives. Shares of Standard & Poor's Depositary Receipts ("SPDRs") and S&P's Mid Cap 400 Depositary Receipts ("Mid Cap SPDRs") are considered Equity-Linked Derivatives. Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities. SPDRs and Mid Cap SPDRs are designed to follow the performance of S&P 500® Index and the S&P Mid Cap 400 Index, respectively. Because the prices of SPDRs and Mid Cap SPDRs are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, Mid Cap SPDRs will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some or even all of the stocks in the underlying indices. The Fund's ability to redeem its shares of SPDRs and Mid Cap SPDRs may be limited by the 1940 Act, which provides that the SPDRs and Mid Cap SPDRs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of its total outstanding securities during any period of less than 30 days. There is a risk that these instruments may terminate due to extraordinary events that may cause any of its service providers, such as the trustee or sponsor, to close or otherwise fail to perform their obligations. Also, because these instruments are granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, they may terminate if such license agreements are terminated.

Real Estate Investment Trusts ("REITs")

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund may invest in REITs. REITs are companies that develop, own or finance real estate. Most specialize in commercial property like apartments, offices, malls, healthcare facilities and industrial warehouses. Some specialize in a city or region. Some finance real estate transactions by making loans or buying mortgages.

A REIT is a corporation or a business trust that would otherwise be taxed as a corporation. REITs are often divided into three categories: equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings. Rental income is the main source of income for equity REITs. An equity REIT may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Under normal circumstances, a majority of the Fund's investments will be in the securities of equity REITs.

Risks Relating to REITs. REITs may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT's sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT's shareholders. The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT's shares or otherwise may not be in the best interests of the REIT's shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Cyber-Security

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

Illiquid Securities

Typically, the Fund may hold up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called, "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. An illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. Investing in Rule 144A securities, however, could result in increasing the level of the Fund's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

CFTC Regulation

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator ("CPO") pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund's commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) do not exceed 5% of the fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time that the most recent position was established, does not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Fund does not trade any commodity interests, such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts. Therefore, it does not need to, and does not, rely on the exclusion in CFTC Regulation 4.5 to avoid regulation as a CPO.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. "A majority of the outstanding voting securities of the Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund's investment objective is a fundamental policy and therefore may not be changed without shareholder approval.

For purposes of the Fund's investment limitations and restrictions set forth herein and in the Prospectus, all percentage limitations apply immediately after an investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. In addition, if the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (15% of net assets) due to subsequent fluctuations in value or other reasons, the Trust's Board will consider what actions are appropriate to maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible. Further, the Fund continuously monitors its holdings in illiquid securities.

Fundamental Limitations. The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. Except as noted below, the Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in percentage amounts of up to one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3. Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

4. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities; or

5. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

6. Except with respect to the real estate industry, invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities).

The Fund observes the following restrictions as a matter of operating but not fundamental policy. Except as noted below, the Fund may not:

1. Make investments for the purpose of exercising control or management; or

2. Make any change in its investment policies of investing at least 80% of its net assets under normal circumstances in the investments suggested by the Fund's name without first providing the Fund's shareholders with at least 60 days' prior notice.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to options on securities and short sales. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements for senior securities under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in (5) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including the Advisor, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of which are selected by the Board.

The Forum family of funds ("Fund Complex") includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different boards of trustees. The Trust's Board oversees its 13 separate series, and another Board oversees Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and each of their separate series. The use of separate boards, each with its own committee structure, allows the trustees of each trust in the Fund Complex to focus on the unique issues of the funds they oversee, including common research, investment and operational issues. On occasion, the separate boards may establish joint committees to address issues with consequences for the entire Fund Complex.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust's officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Stacey E. Hong and John Y. Keffer are considered interested trustees due to their affiliation with Atlantic.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	48	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	22	Trustee, Forum ETF Trust; Trustee, Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	22	Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008	22	Trustee, U.S. Global Investors Funds.
John Y. Keffer[1] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non- depository trust company chartered in the State of Maine) since 1997.	48	Trustee, Forum Funds, Forum ETF Trust, ALTMFX Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.

1Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance, having served as chief financial officer for an integrated media company and a not-for-profit organization. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has experience in the financial services and investment management industry, including experience in fixed-income sales and quantitative research for hedge funds and as a principal of a registered investment adviser.

Stacey E. Hong: Mr. Hong has experience in auditing as a certified public accountant, and in the financial services industry as the president of a fund service provider specializing in administration, accounting, and transfer agency services for pooled investment products. Mr. Hong serves a principal executive officer, and has served as the principal financial officer, for certain investment companies.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and Core Trust from 1995 to 2006 and continues to serve as an interested trustee of Forum Funds, Forum ETF Trust and ALTMFX Trust and an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Advisor, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Advisor and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Advisor oversees and regularly monitors the investments, operations and compliance of the Fund's investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Advisor and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

The Board receives regular reports from a "Valuation Committee," composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator's regulatory administration group and a representative of the advisor whose fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Advisor with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Advisor on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Advisor and the Trust on behalf of the Fund (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Advisor and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Advisor also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each trustee's ownership of the Fund and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2015	Aggregate Dollar Range of Ownership as of December 31, 2015 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustee
Stacey E. Hong	None	None
John Y. Keffer	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.

C. Ownership of Securities of the Advisor and Related Companies

As of December 31, 2015, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment advisor, the Trust's principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended December 31, 2015, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended December 31, 2015, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker, Moyer and Hong. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2015, the QLCC did not meet.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $16,000 for service to the Trust. The Chairman of the Board is paid an additional annual fee of $5,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

The following table sets forth the estimated fees paid to each trustee by the Fund and the Trust for the fiscal year ended December 31, 2015.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
David Tucker	$926	N/A	$84,750
Mark D. Moyer	$705	N/A	$21,250
Jennifer Brown-Strabley	$705	N/A	$21,250
Stacey E. Hong	$0	N/A	$0
John Y. Keffer	$0	N/A	$0

F. Investment Advisor

Services of Advisor. The Advisor serves as investment advisor to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisor may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Advisor. Phocas Financial Corporation, 980 Atlantic Avenue, Suite 106, Alameda, California 94501, acts as investment advisor to the Fund pursuant to the Advisory Agreement. Mr. William Schaff, a portfolio manager for the Fund, is a control person of the Advisor due to his greater than 61% ownership of the Advisor. As of March 31, 2016, Phocas Financial Corporation had over $1.4 billion in assets under management.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of December 31, 2015:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Murray	None	None	19 accounts $21.1 million	None	None	None
William Schaff	3 accounts $319.5 million	3 accounts $140.5 million	47 accounts $866 million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Advisor may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•Finally, the appearance of a conflict of interest may arise if the Advisor has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Advisor has adopted certain compliance procedures, which are designed to address these types of conflicts. The Advisor has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Advisor's polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Advisor's investment process and its Fund and/or other accounts, the Advisor's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Advisor's portfolio management team is not based upon performance of the Fund managed by the Advisor. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Advisor has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. The Portfolio Managers are compensated with a salary and bonus package. Phocas' bonus pool is determined by Phocas' profits after bonuses paid to employees who are not principals of the Firm. This coincides with the performance of the Fund and the asset size of the Fund. The Portfolio Managers do not participate in a company-sponsored retirement plan and receive the standard benefits commensurate with the other employees of the firm. Portfolio managers do not receive deferred compensation.

Portfolio Manager Ownership in the Fund. The Advisor has provided the following information regarding each portfolio manager's ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2015
James Murray	$10,001-$50,000
William Schaff	$100,001-$500,000

Fees. The Advisor receives an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Fund. If you have a separately managed account with the Advisor with assets invested in the Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee to be received from the separately managed account.

The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Fund to 1.50% of the Fund's average daily net assets through April 30, 2017 ("Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Advisor, if any, and the actual advisory fees retained by the Advisor. The data provided is for the last three fiscal years.

Advisory Agreement. The Fund's Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") has been the distributor (also known as principal underwriter) of the shares of the Fund since it reorganized as a separate series of the Trust and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated June 27, 2013, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Advisor pays the Distributor a fee for certain distribution-related services.

Distribution Plan. The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Advisor (collectively, "payees"), a fee equal to 0.25% of the average daily net assets of the Fund for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund. The Rule 12b-1 plan is a core component of the ongoing distribution of the Fund's shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Advisor, the Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Advisor.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund's investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing such as responding to shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Advisor or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Fund to compensate payees for services and not to reimburse them for expenses incurred.

The following payments made by the Distributor under the Rule 12b-1 plan were used as set forth below during the fiscal year ended December 31, 2015.

Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
$0	$0	$0	$5,589	$0	$0

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that the Fund or class bears for distribution/shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The current Rule 12b-1 plan may be terminated with respect to the Fund at any time by the Board, by a majority of the Independent Trustees or by the shareholders of the Fund.

Table 2 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the Rule 12b-1 plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Rule 12b-1 plan. The data provided is for the last three fiscal years.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), the Fund pays Atlantic and its subsidiaries a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic and its subsidiaries certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01 and in addition, limits the amount of any loss for which Atlantic would be liable. Also, Atlantic is not liable for the errors and omissions of others, including the entities that supply security prices to Atlantic and the Fund. Losses incurred by the Fund as a result of acts or omissions by Atlantic or any other service provider for which Atlantic or the service provider is not liable to the Fund would be borne by the Fund and through the Fund, by its Shareholders.

As Administrator, Atlantic administers the Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund's tax returns, the preparation of financial statements and related reports to the Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Advisor in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisor, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Atlantic, located at Three Canal Plaza, Suite 600, Portland, Maine 04101, also maintains certain books and records of the Fund that are required by applicable federal regulations.

Table 3 in Appendix B shows the dollar amount of the administration fees accrued, waived and retained. The data provided is for the last three fiscal years.

Custodian. MUFG Union Bank, N.A. (the "Custodian") is the custodian for the Fund, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers that charge commissions; and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 4 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Advisor or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Advisor or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Advisor or the Distributor. The data provided is for the last three fiscal years.

C. Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Advisor seeks "best execution" for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker's facilities (which, if applicable, would include the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or it is efficient in trade execution.

The Advisor could also give consideration to brokerage and research services furnished to the Advisor by broker-dealers and could cause the Fund to pay these brokers-dealers a higher commission or spread than may be charged by other broker-dealers. Research services could include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Advisor uses the research to manage all client accounts. Therefore, commission dollars spent for research, if any, would generally benefit all of the Advisor's clients and the Fund's investors, although a particular client may not benefit from research received on each occasion. The Advisor does not reduce its fees because the Advisor receives research.

Table 5 in Appendix B lists each broker to which the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Advisor may effect brokerage transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% does not necessarily indicate all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year ended December 31, 2015.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund's latest annual or semi-annual report to shareholders, when they are available, or a copy of the Fund's latest Form N-Q, when it is available, which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q, when they are available, by accessing the SEC's website at www.sec.gov.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by the Fund's officers and, if applicable, the Board. The Fund's portfolio holdings are available in real-time on a daily basis to the Advisor, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers may have access, but not on a daily real-time basis, to the Fund's nonpublic portfolio holdings information on an ongoing basis. The trustees, Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive such information on an as needed basis. Disclosure of portfolio holdings to these entities is subject to the officer determination and Board reporting requirements discussed in the next paragraph.

From time to time, nonpublic information regarding the Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer (i.e., the President or the Treasurer) determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

The Advisor may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Advisor and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund's holdings, specifies the amount of the Fund's assets invested in a security or specifies the extent of any such similarities among accounts managed by the Advisor.

No compensation is received by the Fund, or, to the Fund's knowledge, paid to the Advisor or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust and the Advisor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to review by the CCO, who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust's Valuation Policy will be applied; (v) the transaction must comply with the Trust's Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Advisor to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Advisor and the Fund in the proposed in kind purchase.

IRAs. All contributions into an individual retirement account (an "IRA") through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may redeem shares involuntarily, (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of the Fund, securities for which market quotations are readily available are valued at current market value using the valuation price from the primary exchange where the security is listed, as provided by an independent pricing service. For other securities or securities not listed on an exchange, or if no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the "General Information" section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a regulated investment company ("RIC") under that law (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. Each investor should consult their own tax advisor as to the federal, state, local, and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify for each taxable year as a RIC under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is December 31, which is the same as the Fund's fiscal year-end.

Qualification as a Regulated Investment Company. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income for the taxable year ("Distribution Requirement"). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership ("QPTP") ("Gross Income Requirement"). A QPTP is defined as a "publicly traded partnership" (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") that derives less than 90% of its gross income from income described in clause (1).

•The Fund must satisfy the following asset diversification requirements ("Diversification Requirements") at the close of each quarter of the taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than U.S. government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Gross Income Requirement or the identification of the issuer for purposes of the Diversification Requirements is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Certain Tax Rules Applicable to Fund Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Gross Income Requirement, Distribution Requirement, or Asset Diversification Requirements, which may have a negative impact on the Fund's income and performance.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is "qualified dividend income" (as described below) would be subject to federal income tax at the rates for net capital gain - a maximum of 15% or 20%, depending on a shareholder's level of taxable income and the shareholder's filing status - and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund's after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over one-ninth of its gross income that is such qualifying income.

If the Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter's close. If the Fund fails to satisfy either of the Diversification Requirements (other than a "de minimis" failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" includes:

•any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"), and

•the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

B. Fund Distributions

Each distribution by the Fund will be treated in the manner described below regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If the shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of Net Investment Income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. The Fund receives income generally in the form of dividends and/or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If a shareholder is a taxable investor, these distributions generally will be taxable to the shareholder as ordinary income.

Qualified Dividend Income for Individuals. A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals and certain other non-corporate shareholders at maximum federal tax rates of 15% or 20%, depending on a shareholder's level of taxable income and the shareholder's filing status. A distribution is treated as qualified dividend income by a shareholder to the extent that (1) the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and certain other requirements are met, and (2) the shareholder meets those requirements with respect to Fund shares on which the distribution is paid. To the extent that the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Fund's distributions of dividends that it receives from U.S. real estate investment trusts, derivatives, fixed income securities, and PFICs generally will not constitute qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Distributions of Capital Gains.The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. These distributions will not qualify for the corporate dividends-received deduction or as qualified dividend income for non-corporate shareholders.

Return of Capital. A distribution by the Fund that does not constitute an ordinary income dividend or capital gain dividend will be treated as a return of capital. A return of capital distribution will reduce the shareholder's tax basis of shares and will be treated as gain from the sale of the shares to the extent the basis would be reduced below zero. Return of capital distributions can occur for a number of reasons, including, among others, the Fund over-estimates the income to be received from certain investments.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. When a shareholder purchases shares, the NAV of their shares may reflect undistributed net investment income or recognized net capital gains or unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder unless the shareholder is investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends Declared in December and Paid in January. Ordinarily, a shareholder is required to take distributions by the Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by them on December 31 of that year if the distribution is paid in January of the following year.

Annual Statements. The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

Medicare Tax. An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or other taxable disposition of Fund shares), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Shareholders should consult their tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Pass Through of Foreign Tax Credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass through of foreign tax credits to shareholders.

C. Certain Tax Rules Applicable to Fund Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under "Investment Policies and Risks" for a detailed description of the various types of securities and investment techniques that apply to the Fund.

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for tax purposes by the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Code section 1256 ("Section 1256 contracts"). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax discussed below, on October 31 of each year) must be "marked to market" (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option or other derivative position entered into or held by the Fund in conjunction with any other position held by it may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in such straddle, (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

If the Fund owns shares in a foreign corporation that constitutes a PFIC for federal income tax purposes and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, for the taxable year, either (1) derives at least 75% of its gross income for the taxable year from "passive income" (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets it holds produce, or are held for the production of, "passive income." The Fund's distributions of income from any PFICs will not be eligible for the 15% or 20% maximum federal income tax rate on individuals' "qualified dividend income" described above.

The Fund could elect to "mark to market" stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a "qualified electing fund," the Fund would be required to include in its income each year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution

Requirement and the calendar year Excise Tax distribution requirement described below. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT's current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT's cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT's current and accumulated earnings and profits. Also, see, "Investment in taxable mortgage pools (excess inclusion income)" below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Foreign income tax." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a "taxable mortgage pool" (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

D. Federal Excise Tax

A 4% non-deductible federal excise tax ("Excise Tax") is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes any "specified gain" or "specified loss" (see, "Deferral of Late Year Losses" above for the definition of "specified gain" and "specified loss") realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include any "specified gain" or "specified loss" incurred after October 31 in determining ordinary income for the succeeding calendar year.

Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and Excise Tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an Excise Tax. Shareholders should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid Excise Tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on a redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after the redemption (i.e., a wash sale). If disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

F. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund can differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

G. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and gains that it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information' therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries cannot be determined. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

H. Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•provide your correct social security or taxpayer identification number,

•certify that this number is correct,

•certify that you are not subject to backup withholding, and

•certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

I. Non-U.S. Investors

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in the Fund.

J. Capital Loss Carryovers ("CLCOs")

The Fund may have capital loss carryovers ("CLCOs") for a taxable year. CLCOs may be used to offset any current capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund's financial statements. Any such losses may not be carried back.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on July 30, 2012. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of April 5, 2016, the trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of April 5, 2016, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the Fund are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 5, 2016, the shareholders listed in Table 7 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

No trustee or officer of the Trust is responsible or liable to the Trust, its shareholders or another trustee or other person that is a party to or is otherwise bound by the Trust's Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, adviser, principal underwriter or independent contractor to the Trust. However, no trustee or officer is protected under the Trust Instrument against liability to the Trust or its shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust's officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

The Trust's and the Advisor's proxy voting procedures are included in Appendices C and D, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (866) PHOCAS1 or (866) 746-2271 (toll free); and (2) on the SEC's website at www.sec.gov.

E. Code of Ethics

The Trust and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Advisor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Fund's Financial Statements and Financial Highlights for the fiscal year ended December 31, 2015 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Municipal Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Municipal Short-Term Credit Ratings:

The following descriptions of Fitch's municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Advisor, if any, and the actual fees retained by the Advisor. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
December 31, 2015	$84,994	$75,110	$9,884
December 31, 2014	$69,170	$69,170	$0
December 31, 2013	$45,943	$45,943	$0

Table 2 - Distribution Fees

The following table shows the dollar amount of the fees accrued with respect to the Fund, the amount of fees waived, if any, by a distributor, and the actual fees retained by that distributor. Fees paid to Quasar Distributors, LLC, the Fund's prior distributor were $8,077 for services during the fiscal period January 1, 2013 through July 31, 2013. Fees accrued by Foreside Fund Services, LLC, the Fund's Distributor, were $7,237 for services during the fiscal period August 1, 2013 through December 31, 2013.

The following tables show the dollar amount of the fees accrued by the Fund, pursuant to the 12b-1 plan. The data is for the last three fiscal years.

Year Ended	Plan Fees Accrued	Plan Fees Waived	Plan Fees Retained
December 31, 2015	$0	$0	$0
December 31, 2014	$13,712	$0	$13,712
December 31, 2013	$15,314	$0	$15,314

Table 3 - Administration Fees

The following table shows the dollar amount of the fees accrued with respect to the Fund, the amount of fees waived, if any, by an administrator, and the actual fees retained by that administrator. Fees paid to U.S. Bancorp Fund Services, LLC, the Fund's prior administrator were $20,280 for services during the fiscal period January 1, 2013 through July 31, 2013. Fees accrued and waived by Atlantic, the Fund's administrator, were $31,278 and $4,167, respectively, for services during the fiscal period August 1, 2013 through December 31, 2013. Atlantic's fees include administration services as well as accounting and compliance services.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
December 31, 2015	$74,000	$10,000	$64,000
December 31, 2014	$74,000	$10,000	$64,000
December 31, 2013	$51,558	$4,167	$47,391

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Table 4 - Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Advisor or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Advisor or Distributor	% of Transactions Executed by Affiliate of Fund, Advisor or Distributor
December 31, 2015	$1,769	$0	0%	0%
December 31, 2014	$1,322	$0	0%	0%
December 31, 2013	$2,028	$0	0%	0%

Table 5 - Directed Brokerage

The following table lists each broker to which the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended December 31, 2015.

Broker	Amount Directed	Amount of Commissions Generated
None	N/A	N/A

Table 6 - Securities of Regular Brokers or Dealers

The following table lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the most recent fiscal year ended December 31, 2015.

Regular Broker or Dealer	Value of Securities Held
None	N/A

Table 7 - Control Persons and 5% Shareholders

The following table lists as of April 5, 2016: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to control the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Name and Address	% of Fund
CHARLES SCHWAB CO HOUSE ACCOUNT 211 MAIN STREET SAN FRANCISCO, CA 94105	99.9%

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APPENDIX C - TRUST PROXY VOTING PROCEDURES

Forum Funds II
Shareholder Voting Policy

As of June 13, 2013

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

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(9) Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D - ADVISOR PROXY VOTING PROCEDURES

Phocas Financial Corporation Proxy Voting Policy

In general, Phocas Financial Corporation (the "Company") will vote client proxies based on Institutional Shareholder Services ("ISS") proxy voting guidelines. ISS evaluates proxies and recommends proxy voting guidelines to large institutional shareholders. It is our reasonable judgment that voting proxies consistent with ISS guidelines will be in our client's best interests and will result in a vote most likely to produce favorable financial results for our clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. For those proxy issues of which ISS has no opinion, the Company will consider both sides of each proxy issue and make a vote consistent with the aforementioned goals favoring the financial results for our clients. Consistent with the Company's paramount commitment to the financial investment goals of its clients, social considerations will not be considered absent contrary instructions by a client.

Conflicts of interest between the Company or a principal of the Company and the Company's clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

(a) The Company may disclose the existence and nature of the conflict to the client(s) owning the client securities, and seek directions on how to vote the proxies;

(b) The Company may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

(c) The Company may follow the recommendations of an independent proxy voting service in voting the proxies.

In instances where a conflict of interest is determined for the Phocas Funds, the advisor will, engage the services of the independent proxy voting service (ISS) who will provide an independent recommendation on the direction in which the advisor should vote on the proposal.

D-1

PART C  OTHER INFORMATION

Item 28.		Exhibits
(a)	(i)	Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(i) on Form N1-A via EDGAR on May 10, 2013, accession number 0001435109-13-000219).
	(ii)	Trust Instrument as amended and restated on September 19, 2013 (Exhibit incorporated by reference as filed Exhibit (a)(ii) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(b)		By-laws - None.
(c)		Shareholders' rights are contained in Articles II, V, VI, VII, X and XI of the Registrant's Trust Instrument.
(d)	(1)	Investment Advisory Agreement between Registrant and Phocas Financial Corporation dated July 26, 2013 (Exhibit incorporated by reference as filed as Exhibit (d) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(2)	Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(2) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).
	(2)(A)	Appendix to Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(2)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
	(3)	Investment Advisory Agreement between Registrant and CVR Portfolio Funds LLC dated December 26, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(3) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(4)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and SSARIS Advisors, LLC dated January 16, 2015 (Exhibit incorporated by reference as filed Exhibit (d)(4) of Post-Effective Amendment No. 31 via EDGAR on April 24, 2015, accession number 0001435109-15-000325).
	(5)	Investment Advisory Agreement between Registrant and Acuitas Investments, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(5) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(6)	Sub-Advisory Agreement between Acuitas Investments, LLC and Advisory Research, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(7)	Sub-Advisory Agreement between Acuitas Investments, LLC and Algert Global, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(7) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(8)	Sub-Advisory Agreement between Acuitas Investments, LLC and ClariVest Asset Management, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(8) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(9)	Sub-Advisory Agreement between Acuitas Investments, LLC and DePrince, Race & Zollo, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(10)	Sub-Advisory Agreement between Acuitas Investments, LLC and Falcon Point Capital, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(11)	Sub-Advisory Agreement between Acuitas Investments, LLC and Opus Capital Group, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(12)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (d) (12) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
	(13)	Investment Advisory Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (d) (13) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).

	(14)	Investment Advisory Agreement between Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h) (14) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).
	(15)	Investment Advisory Agreement between ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h) (15) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
	(16)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (d)(16) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
	(17)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
	(18)	Investment Advisory Agreement between Registrant and Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (d)(18) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
	(19)	Sub-Advisory Agreement between Acuitas Investments, LLC and WCM Investment Management is filed herewith.
(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated June 27, 2013 (Exhibit incorporated by reference as filed as Exhibit (e) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed Exhibit (e)(1)(A) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
(f)		Bonus or Profit Sharing Contracts - None.
(g)		Custodian Agreement between Registrant and Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(1)(A)	Amended Appendix to Custodian Agreement between Registrant and MUFG Union Bank, N.A. (Exhibit incorporated by reference as filed Exhibit (g)(1)(A) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
(h)	(1)	Transfer Agency, Administration and Accounting Agreement dated July 26, 2013, as amended March 20, 2014 (Exhibit incorporated by reference as filed as Exhibit (h)(1) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
	(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement (Exhibit incorporated by reference as filed Exhibit (h)(1)(A) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
	(2)	Expense Limitation Agreement between Registrant and Phocas Financial Corporation is filed herewith.
	(3)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (h)(3) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).
	(4)	Expense Limitation Agreement between Registrant and CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed Exhibit (h)(4) of Post-Effective Amendment No. 55 via Edgar on March 28, 2016, accession number 0001435109-16-001479).
	(5)	Expense Limitation Agreement between Registrant and Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (h) (5) of Post-Effective Amendment No. 38 via Edgar on October 26, 2015, accession number 0001435109-15-000969).
	(6)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Value Fund and Gurtin National Municipal Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(6) of Post-Effective Amendment No. 50 via Edgar on January 27, 2016, accession number 0001435109-16-001284).

	(7)	Expense Limitation Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (h)(7) of Post-Effective Amendment No. 36 via EDGAR on August 14, 2015, accession number 0001435109-15-000770).
	(8)	Expense Limitation Agreement between Registrant and Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h) (8) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).
	(9)	Expense Limitation Agreement between Registrant and ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h) (9) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
	(10)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC relating to Baywood SociallyResponsible Fund (Exhibit incorporated by reference as filed Exhibit (h)(10) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
	(11)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (g)(1)(A) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
	(12)	Expense Limitation Agreement between Registrant and Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (h)(12) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
(i)		None.
(j)		Consent of BBD, LLP is filed herewith.
(k)		None.
(l)		Initial Capital Agreement (Exhibit incorporated by reference as filed as Exhibit (l) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
(m)		Amended and restated Rule 12b-1 Distribution Plan dated July 26, 2013 adopted by Registrant for Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood SKBA ValuePlus Fund, CVR Dynamic Allocation Fund, Phocas Real Estate Fund and The BDC Income Fund (Exhibit incorporated by reference as filed Exhibit (h) (6) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
	(1)	Amended Appendix to the restated Rule 12b-1 Distribution Plan (Exhibit incorporated by reference as filed Exhibit (m)(1) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400)..
	(2)	Shareholder Services Plan adopted by the Trust (Exhibit incorporated by reference as filed Exhibit (m)(2) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
(n)		Amended and restated Rule 18f-3 Plan dated July 26, 2013 adopted by Registrant for ABR Dynamic Blend Equity and Volatility Fund, Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood SKBA ValuePlus Fund, CVR Dynamic Allocation Fund, Gurtin California Municipal Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (n) of Post-Effective Amendment No. 47 via EDGAR on December 17, 2015, accession number 0001435109-15-001178).
	(1)	Amended Appendix to the restated Rule 12b-1 Plan (Exhibit incorporated by reference as filed Exhibit (n)(1) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
(p)	(1)	Code of Ethics for Registrant (Exhibit incorporated by reference as filed Exhibit (p)(1) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(2)	Code of Ethics for Phocas Financial Corporation (Exhibit incorporated by reference as filed as Exhibit (p)(2) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(3)	Code of Ethics adopted by SKBA Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(3) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).

(4)	Code of Ethics adopted by CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed Exhibit (p)(4) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
(5)	Code of Ethics adopted by SSARIS Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(5) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
(6)	Code of Ethics adopted by Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (p)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(7)	Code of Ethics adopted by Advisory Research, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(7) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(8)	Code of Ethics adopted by Algert Global, LLC (Exhibit incorporated by reference as filed Exhibit (p) (8) of Post-Effective Amendment No. 38 via Edgar on October 26, 2015, accession number 0001435109-15-000969).
(9)	Code of Ethics adopted by ClariVest Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(10)	Code of Ethics adopted by DePrince, Race & Zollo, Inc (Exhibit incorporated by reference as filed Exhibit (p)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(11)	Code of Ethics adopted by Falcon Point Capital, LLC (Exhibit incorporated by reference as filed Exhibit (p)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(12)	Code of Ethics adopted by Opus Capital Group, LLC (Exhibit incorporated by reference as filed Exhibit (p)(12) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(13)	Code of Ethics adopted by Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (p) (13) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
(14)	Code of Ethics adopted by Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p) (14) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
(15)	Code of Ethics adopted by Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (p) (15) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).
(16)	Code of Ethics adopted by ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (p) (16) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
(17)	Code of Ethics adopted by ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(18)	Code of Ethics adopted by Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (p)(18) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
(19)	Code of Ethics adopted by WCM Investment Management is filed herewith.

Other Exhibits:

(A)	Powers of Attorney for David Tucker, Jennifer Brown-Strabley, John Keffer and Mark Moyer, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) of Post-Effective Amendment No. 25 via EDGAR on March 27, 2015, accession number 0001435109-15-000237).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

In accordance with Section 3803 of the Delaware Business Trust Act, Article X of the Registrant's Trust Instrument provides as follows:

"ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder. Except as required by Section 3806(e) of the Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

Section 2. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office:  (i) by the court or other body approving a settlement or before which the action was adjudicated; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection of this Section 2 shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that, with regard to an agent, in addition (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the

Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

(e) Any repeal or modification of this ARTICLE X by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this ARTICLE X, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his, her or its being or having been a Shareholder and not because of his, her or its acts or omissions or for some other reason, the Shareholder or former Shareholder (or his, her or its heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such Liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him, her or it for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series."

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Phocas Financial Corporation includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from conduct by the Adviser that constitutes bad faith, willful misfeasance, negligence, or reckless disregard of its duties and obligations under this Agreement. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or the Fund or that the Trust or the Fund will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(d) The Adviser and the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and CVR Portfolio Funds, LLC, SKBA Capital Management, LLC, Acuitas Investments, LLC, Gurtin Fixed Income Management, LLC, Northwood Securities LLC and ABR Dynamic Funds, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any material breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Full Circle Advisors, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. Neither the Adviser nor any employee, agent, director or officer of the Adviser shall be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders; provided, however, that the foregoing shall not absolve the Adviser for any liability resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors are a result of the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Trust.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Trust agrees to indemnify and hold harmless the Adviser and its employees, agents, directors and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character that are based on or arise out of or in any way related to (i) any breach of the Trust's obligations under this Agreement, except to the extent caused by the Adviser's act or omission, and (ii) any breach of a representation or warranty of the Trust or the Fund set forth in this Agreement.

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

A. Distributor acknowledges and agrees that certain large and significant brokerdealers, such as (without limitation) Merrill Lynch, UBS and Morgan Stanley (all such brokers referred to herein as the "Brokers"), require that Distributor enter into dealer agreements (the "Non-Standard Dealer Agreements") that contain certain representations, undertakings and indemnification that are not included in the Standard Dealer Agreement.

B. To the extent that Distributor is requested or required by the Client to enter into any Non-Standard Dealer Agreement, the Client shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) The Distributor's actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by The Distributor in any Non-Standard Dealer Agreement to the extent that The Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by The Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification The Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor's obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor's reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a) Phocas Financial Corporation

With respect to Phocas Financial Corporation, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64317).  The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b) SKBA Capital Management, LLC

With respect to SKBA Capital Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-56391). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c) CVR Portfolio Funds LLC

With respect to CVR Portfolio Funds LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78840). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d) Acuitas Investments, LLC

With respect to Acuitas Investments, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e) Advisory Research, Inc.

With respect to Advisory Research, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-14172). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f) Algert Global, LLC

With respect to Algert Global, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61878). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g) ClariVest Asset Management, LLC

With respect to ClariVest Asset Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66386). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h) DePrince, Race & Zollo, Inc.

With respect to DePrince, Race & Zollo, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-48779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i) Falcon Point Capital, LLC

With respect to Falcon Point Capital, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61442). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j) Opus Capital Group, LLC

With respect to Opus Capital Group, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-51533). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(k) Gurtin Fixed Income Management, LLC

With respect to Gurtin Fixed Income Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-68396). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at

www.adviserinfo.sec.gov.

(l) Full Circle Advisors, LLC

With respect to Full Circle Advisors, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-71447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m) Northwood Securities LLC

With respect to Northwood Securities LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80143). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n) ABR Dynamic Funds, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80044). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(o) ROW Asset Management, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78326). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p) Dundas Partners, LLP

With respect to Dundas Partners, LLP, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-96275). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(q) WCM Investment Management

With respect to WCM Invesment Management, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11916). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32(a)	Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	37.	Ironwood Multi-Strategy Fund LLC
2.	Absolute Shares Trust	38.	John Hancock Exchange-Traded Fund Trust
3.	AdvisorShares Trust	39.	Little Harbor Multistrategy Composite Fund
4.	American Beacon Funds	40.	Lyons Funds
5.	American Beacon Select Funds	41.	Manor Investment Funds
6.	Archstone Alternative Solutions Fund	42.	Miller/Howard Funds Trust
7.	Ark ETF Trust	43.	Montage Managers Trust
8.	Avenue Mutual Funds Trust	44.	Palmer Square Opportunistic Income Fund
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	45.	PENN Capital Funds Trust
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	46.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	47.	Pine Grove Alternative Fund
12.	Bridgeway Funds, Inc.	48.	Pine Grove Alternative Institutional Fund
13.	Burnham Investors Trust	49.	Plan Investment Fund, Inc.

14.	Calamos ETF Trust	50.	PMC Funds, Series of Trust for Professional Managers
15.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust	51.	Quaker Investment Trust
16.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	52.	Ramius Archview Credit and Distressed Feeder Fund
17.	Context Capital Funds	53.	Ramius Archview Credit and Distressed Fund
18.	CornerCap Group of Funds	54.	Recon Capital Series Trust
19.	Corsair Opportunity Fund	55.	Renaissance Capital Greenwich Funds
20.	Direxion Shares ETF Trust	56.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
21.	Eaton Vance NextSharesTrust	57.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
22.	Eaton Vance NextSharesTrust II	58.	Salient MF Trust
23.	Evanston Alternative Opportunities Fund	59.	SharesPost 100 Fund
24.	Exchange Listed Funds Trust	60.	Sound Shore Fund, Inc.
25.	FEG Absolute Access Fund I LLC	61.	Steben Alternative Investment Funds
26.	FlexShares Trust	62.	Steben Select Multi-Strategy Fund
27.	Forum Funds	63.	The 504 Plan
28.	Forum Funds II	64.	The Community Development Fund
29.	FQF Trust	65.	The Roxbury Funds
30.	FSI Low Beta Absolute Return Fund	66.	TIFF Investment Program
31.	Gottex Trust	67.	TrimTabs ETF Trust
32.	Henderson Global Funds	68.	Turner Funds
33.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)	69.	U.S. Global Investors Funds
34.	Horizons ETF Trust	70.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
35.	Infinity Core Alternative Fund	71.	Wintergreen Fund, Inc.
36.	Ironwood Institutional Multi-Strategy Fund LLC	72.	WisdomTree Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant's underwriter. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on April 21, 2016.

FORUM FUNDS II

By:	/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on April 21, 2016.

(a) Principal Executive Officer

/s/ Jessica Chase

Jessica Chase

Principal Executive Officer

(b) Principal Financial Officer

/s/ Karen Shaw

Karen Shaw

Principal Financial Officer

(c) A majority of the Trustees

/s/ Stacey E. Hong

Stacey E. Hong, Trustee

John Y. Keffer, Trustee*

David Tucker, Trustee*

Mark Moyer, Trustee*

Jennifer Brown-Strabley, Trustee*

By: /s/ Zachary R. Tackett

Zachary R. Tackett

As Attorney-in-fact

*Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit	Description
(d)(19)	Sub-Advisory Agreement between Acuitas Investments, LLC and WCM Investment Management is filed herewith.
(h)(2)	Expense Limitation Agreement between Registrant and Phocas Financial Corporationis filed herewith.
(j)	Consent of BBD, LLP is filed herewith.
(p)(19)	Code of Ethics adopted by WCM Investment Management is filed herewith.